UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2015

Health Insurance Innovations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35811	46-1282634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15438 N. Florida Avenue, Suite 201 Tampa, Florida	33613
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 376-5831

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of an Amendment to the Company’s Long Term Incentive Plan

As discussed in Item 5.07 below, at the annual meeting (the “Annual Meeting”) of stockholders of Health Insurance Innovations, Inc. (the “Company”) held on May 19, 2015, the Company’s stockholders approved an amendment to the Company’s Long Term Incentive Plan (the “Plan”) to increase the total number of shares of the Company’s common stock reserved for issuance under the Plan from 1,250,000 to 2,250,000 (the “Amendment”). The Amendment is also described in the Company’s Definitive Proxy Statement filed with the SEC on April 14, 2015 (the “Proxy Statement”) in the section entitled “Proposal 2 – Approval of an Amendment to the Long Term Incentive Plan.”

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2015, the Company held its Annual Meeting. The Company previously filed with the SEC the Proxy Statement and related materials pertaining to the Annual Meeting. On the record date of April 1, 2015 there were 7,640,356 shares of the Company’s Class A common stock and 6,841,667 shares of the Company’s Class B common stock outstanding and eligible to vote. At the Annual Meeting, the stockholders (i) elected the six persons identified below to serve as directors of the Company to hold office until the Company’s 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified, and (ii) approved the Amendment, which increased the total number of shares of the Company’s common stock reserved for issuance under the Plan from 1,250,000 to 2,250,000.

Proposal 1: Election of Directors

The final results of stockholder voting on the election of directors were as follows:

	Votes For		Votes Withheld		Broker Non-Votes
Name	Class A	Class B	Class A	Class B	Class A	Class B
Paul E. Avery	3,624,726	6,841,667	357,316	0	0	0

Anthony J. Barkett	3,624,726	6,841,667	357,316	0	0	0

Paul G. Gabos	3,588,487	6,841,667	393,555	0	0	0

Michael W. Kosloske	3,875,709	6,841,667	106,333	0	0	0

Robert S. Murley	3,875,459	6,841,667	106,583	0	0	0

Sheldon Wang	3,870,161	6,841,667	111,881	0	0	0

Proposal 2: Approval of an Amendment to the Company’s Long Term Incentive Plan

The final results of stockholder voting on the approval of an amendment to the Plan were as follows::

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
10,391,548	330,000	102,167	0

There were no broker non-votes with respect to the Class A common stock or the Class B common stock.

The stockholders did not vote on any other matters at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Health Insurance Innovations, Inc. Long Term Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH INSURANCE INNOVATIONS, INC.

By:	/s/ Michael A. Petrizzo, Jr.

	Name:	Michael A. Petrizzo, Jr.

	Title:	Executive Vice President, General Counsel and Secretary

Date: May 26, 2015